Accountants and Business Advisors

January 23, 2006

U.S. Securities and Exchange Commission

Office of the Chief Accountant

100 F Street, NE

Washington, DC 20549

Re:	INTEGRAL SYSTEMS, INC.

         File No. 0-18603

Dear Sir or Madam:

We have read Item 4.01 of Form 8-K of INTEGRAL SYSTEMS, INC. dated January 17, 2006, and agree with the statements concerning our Firm contained herein.

Very truly yours,

Suite 300

2070 Chain Bridge Road

Vienna, VA 22182-2536

T    703.847.7500

F    703.848.9580

W  www.grantthornton.com

Grant Thornton LLP

US Member of Grant Thornton International